UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒                             Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUNAMERICA SERIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

**IMPORTANT NOTICE**

SUNAMERICA SERIES, INC.

Focused Growth and Income Portfolio

IMPORTANT INFORMATION REGARDING YOUR PORTFOLIO AND SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

Dear Shareholder:

Recently, we sent you proxy materials for the special shareholders meeting (the “Special Meeting”) of the Focused Growth and Income Portfolio (the “Growth and Income Portfolio”), a series of SunAmerica Series, Inc. (the “Corporation”), scheduled for June 29, 2012.

The purpose of the Special Meeting is to consider a proposal to approve a proposed Agreement and Plan of Reorganization pursuant to which the Growth and Income Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Large-Cap Fund (the “Large-Cap Fund”), a series of SunAmerica Specialty Series, in exchange solely for the assumption of the Growth and Income Portfolio’s liabilities by the Large-Cap Fund and Class A and Class C shares of the Large-Cap Fund, which shares will be distributed by the Growth and Income Portfolio to the holders of its shares in complete liquidation thereof. You can find further details about this proposal in the proxy materials previously mailed to you.

Since the proxy materials were mailed, the Large-Cap Fund announced a change in one of its portfolio managers. In particular, Chris Leavy of BlackRock Investment Management, LLC (“BlackRock”), a subadviser to the Large-Cap Fund, was appointed as a portfolio manager of the Large-Cap Fund, replacing Robert C. Doll. A supplement to the Large-Cap Fund’s prospectus, dated June 8, 2012, has been filed with the Securities and Exchange Commission to reflect this change. A copy of the supplement is enclosed.

As a shareholder of the Growth and Income Portfolio, your vote is important. If you have not yet voted, you may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you have already given a proxy authorization, whether in written form, by telephone or over the Internet, you may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Thank you for your prompt attention to this matter.

Sincerely,

John T. Genoy

President

PO Box 55046 Boston MA 02205-9919

Your Vote is Important!

Vote by Internet

Please go to the e-voting site at www.eproxy.com/sa and follow the listed instructions. If you vote on the website, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Proxy Tabulator PO Box 55046 Boston MA 02205-9919

PROXY	SUNAMERICA SERIES, INC.	PROXY

FOCUSED GROWTH AND INCOME PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Focused Growth and Income Portfolio (the “Growth and Income Portfolio”), a series of SunAmerica Series, Inc., a Maryland corporation (the “Corporation”), hereby appoints James Nichols, Donna Handel, John Genoy, Gregory Bressler, Kathleen Fuentes, John McLean and Christine Noh and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Growth and Income Portfolio standing in the name of the undersigned as of the close of business on April 27, 2012, at a Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 at 10:00 a.m. (Eastern time), on Friday, June 29, 2012, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Combined Prospectus/Proxy Statement dated May 25, 2012 and hereby revokes any proxy previously given.

Note: Please sign exactly as name appears on the records of the Corporation and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

IN THE ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Focused Growth and Income Portfolio

Special Shareholder Meeting to Be Held on June 29, 2012.

The Proxy Statement for this meeting is available at: www.eproxy.com/sa

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

The Board of Directors of the Corporation recommends a vote FOR the approval of the following Proposals.

		FOR	AGAINST	ABSTAIN

1.	To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Growth and Income Portfolio would transfer all of its assets to the SunAmerica Focused Alpha Large-Cap Fund (the “Alpha Large-Cap Fund”), a series of SunAmerica Specialty Series, a Delaware statutory trust, in exchange solely for the assumption of the Growth and Income Portfolio’s liabilities by the Alpha Large-Cap Fund and Class A and Class C shares of the Alpha Large-Cap Fund, which shares will be distributed by the Growth and Income Portfolio to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

2.	To transact such other business as may properly be presented at the Special Meeting or any postponement or adjournment thereof.

If you have any questions on the proposal, please call us toll free at 1-855-200-1226.

PLEASE SIGN AND DATE ON THE REVERSE SIDE